Exhibit 10.2.c
GRANITE CONSTRUCTION INCORPORATED
KEY MANAGEMENT DEFERRED INCENTIVE COMPENSATION PLAN
Amendment No. 3

WHEREAS, Granite Construction Incorporated (the "Company") maintains the Granite Construction Incorporated Key Management Deferred Compensation Plan (the "Plan") for the benefit of its eligible employees; and

WHEREAS, the Company desires to amend the Plan to provide for the special deferral election relating to services performed on or before December 31, 2005.

NOW, THEREFORE BE IT RESOLVED, that the Plan is hereby amended as follows:

1. A new Section 6(c) is added, effective as of January 1, 2005, to read as follows:

(c) Special March 15, 2005 Election. In accordance with A-21 in IRS Notice 2005-1, Participants are permitted to make an election on or before March 15, 2005 to defer Compensation earned on or before December 31, 2005 and otherwise payable in 2006.

To record the adoption of this Amendment No. 3 to the Plan, the Company has caused it to be executed this 12th day of December 2005.

GRANITE CONSTRUCTION INCORPORATED

By /s/ William G. Dorey
William G. Dorey, President

By /s/ Michael Futch
Michael Futch, Secretary